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                                                                 Exhibit 10.84.1

                                  AMENDMENT ONE

         AMENDMENT ONE (this "AMENDMENT") dated as of August 17, 2000 by and among (i) EDISON MISSION ENERGY, ("EME"), (ii) CERTAIN COMMERCIAL LENDING INSTITUTIONS PARTY HERETO, (the "LENDERS") and (iii) BANK OF AMERICA, N.A.., as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                  WHEREAS, EME, the Lenders and the Administrative Agent have entered into that certain Credit Agreement, dated as of May 30, 2000 (as heretofore amended, modified and supplemented, the "CREDIT AGREEMENT"), which set forth, INTER ALIA, certain covenants of EME;

                  WHEREAS, EME and its Subsidiary Midwest Generation, LLC ("MIDWEST") desire to enter into the Leveraged Lease Transaction (as defined herein); and

                  WHEREAS, EME has requested, and the Lenders and the Administrative Agent have agreed, to amend and waive certain provisions of the Credit Agree ment so as to permit the Leveraged Lease Transaction;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

                  Section 2. AMENDMENT TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the Amendment Effective Date, the Credit Agreement shall be amended as follows:

         (a) SECTION 1.1. of the Credit Agreement shall be amended by adding the following definitions:



                        AMENDMENT ONE TO CREDIT AGREEMENT
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                  ""LEVERAGED LEASE BASIC DOCUMENTS" means the Basic Documents as defined in the Leveraged Lease Participation Agreement.

                  "LEVERAGED LEASE PARTICIPATION AGREEMENT" means, collectively,
                  (i) the Participation Agreement dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Powerton Trust I, Powerton Generation I, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass Through Trustee; (ii) the Participation Agreement dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Powerton Trust II, Powerton Generation II, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass Through Trustee; (iii) the Participation Agreement dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Joliet Trust I, Joliet Generation I, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass Through Trustee; (iv) the Participation Agreement dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Joliet Trust II, Joliet Generation II, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass Through Trustee.

                  "LEVERAGED LEASE TRANSACTION" means the transaction pursuant to the Leveraged Lease Participation Agreement and the Leveraged Lease Basic Documents.".

         (b) SECTION 7.2.5. of the Credit Agreement shall be amended by (i) deleting the "and" at the end of SUBSECTION 7.2.5.(d) of the Credit Agreement;
(ii) deleting the period at the end of SUBSECTION 7.2.5.(e) of the Credit Agreement and replacing it with the following: "; and"; and (iii) adding SUBSECTION 7.2.5.(f) to SECTION 7.2.5. of the Credit Agreement as follows:

                  "(f) Investments in Persons primarily engaged in the power generation, power sales or power transmissions business.".


                                       -2-
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         (c) SECTION 7.2.7. of the Credit Agreement shall be amended by (i)
deleting the period at the end of SUBSECTION 7.2.7.(b) of the Credit Agreement and (ii) adding the following language at the end of SUBSECTION 7.2.7.(b) of the Credit Agreement after the word "Investments":

                  "or are used to purchase or repay Indebtedness ranking equal in right of payment to EME senior unsecured Indebtedness.".

         (d) SECTION 7.2.8. of the Credit Agreement shall be amended by adding the following sentence at the end of the section:

                  "Notwithstanding the foregoing, the Leveraged Lease Transaction and the transactions contemplated by the Leveraged Lease Basic Documents shall be deemed not to be a Transaction with an Affiliate for the purposes of this SECTION 7.2.8.".

                  Section 3. CONDITIONS PRECEDENT. This Amendment shall not become effective until the date (the "AMENDMENT EFFECTIVE DATE") on which each of the parties hereto has received delivery of this Amendment duly executed and delivered by each other party hereto.

                  Section 4. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.


                                       -3-
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized.

                                     EDISON MISSION ENERGY


                                     By: /s/ Kevin M. Smith
                                         ------------------
                                          Name:    Kevin M. Smith
                                          Title: SVP and Chief Financial Officer
                                          Date:    August  3, 2000



                                     BANK OF AMERICA, N.A.,
                                     as Administrative Agent and Initial Lender


                                     By: /s/ Katherine Kemerait
                                         ----------------------
                                          Name:    Katherine Kemerait
                                          Title: Principal
                                          Date:    August  7, 2000



                                     KBC BANK N.V.

                                     By: /s/ Robert Snauffer
                                         -------------------
                                          Name:    Robert Snauffer
                                          Title: First Vice President
                                          Date:    August, 2000


                                     By: /s/ Patrick A. Janssens
                                         -----------------------
                                          Name:    Patrick A. Janssens
                                          Title: Vice President
                                          Date:    August, 2000

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                                     BARCLAYS BANK PLC

                                     By: /s/ Sydney G. Dennis
                                         --------------------
                                     Name: Sydney G. Dennis
                                     Title: Director
                                     Date: August, 2000


                                     TORONTO DOMINION
                                     (TEXAS) INC.

                                     By: /s/ Lynn Chasin
                                         ---------------
                                     Name: Lynn Chasin
                                     Title: Vice President
                                     Date: August, 2000


                                     UNICREDITO ITALIANO

                                     By: /s/ Gianfranco Bisagni
                                         ----------------------
                                     Name: Gianfranco Bisagni
                                     Title: First Vice President
                                     Date: August 8, 2000


                                     By: /s/ Saiyed A. Abbas
                                         -------------------
                                     Name: Saiyed A. Abbas
                                     Title: Vice President
                                     Date: August 8, 2000


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                                     WESTDEUTSCHE LANDESBANK,
                                     GIROZENTRALE, NEW YORK BRANCH

                                     By: /s/ Duncan M. Robertson
                                         -----------------------
                                     Name: Duncan M. Robertson
                                     Title: Director
                                     Date: August 8, 2000


                                     By: /s/ Anthony Alessandro
                                         ----------------------
                                     Name: Anthony Alessandro
                                     Title: Manager
                                     Date: August 8, 2000